UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21652

Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices)(Zip code)
Amy J. Lee 2227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (312) 827-0100

Date of fiscal year end: November 30

Date of reporting period: June 1, 2015 – August .31, 2015

Item 1.    Schedule of Investments.
Attached hereto.

Fiduciary/Claymore MLP Opportunity Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2015

	Shares	Value
COMMON STOCKS† - 14.1%
Diversified Infrastructure – 14.1%
Kinder Morgan, Inc.1	2,884,327	$93,481,038
Total Common Stocks
(Cost $63,674,248)		93,481,038
MASTER LIMITED PARTNERSHIPS† - 155.3%
Midstream Oil - 51.3%
Buckeye Partners, LP1	1,270,081	89,439,104
Magellan Midstream Partners, LP1	1,197,547	84,510,892
Plains All American Pipeline, LP1	1,536,892	55,420,326
Tesoro Logistics, LP1	608,530	32,136,469
Genesis Energy, LP1	671,775	29,329,697
Delek Logistics Partners, LP1	397,285	15,819,889
NGL Energy Partners, LP	305,500	7,362,550
USD Partners, LP	520,335	5,832,955
Rose Rock Midstream, LP	180,830	5,618,388
TransMontaigne Partners, LP	160,200	5,251,356
JP Energy Partners, LP	533,345	4,778,771
World Point Terminals, LP	168,065	2,371,397
PBF Logistics, LP	77,085	1,599,514
Sprague Resources, LP	20,000	485,600
Total Midstream Oil		339,956,908
Diversified Infrastructure – 40.9%
Energy Transfer Equity, LP1	3,891,320	109,151,526
Enterprise Products Partners, LP1	3,109,704	87,413,780
Enbridge Energy Partners, LP1	1,086,154	30,716,435
Energy Transfer Partners, LP1	529,237	26,006,706
Enbridge Energy Management LLC*,1,2	633,496	17,832,912
Total Diversified Infrastructure		271,121,359
Gathering & Processing - 27.4%
DCP Midstream Partners, LP1	1,599,404	45,103,193
MarkWest Energy Partners, LP1	564,325	31,811,000
Western Gas Equity Partners, LP1	562,810	29,885,211
Western Gas Partners, LP1	368,290	21,666,501
Targa Resources Partners, LP1	636,453	19,214,516
Summit Midstream Partners, LP1	809,336	17,837,765
EnLink Midstream Partners, LP	475,135	8,376,630
Southcross Energy Partners, LP1	982,160	7,366,200
Total Gathering & Processing		181,261,016
Midstream Natural Gas - 17.4%
Williams Partners, LP1	884,756	35,257,527
Tallgrass Energy Partners, LP	490,995	23,214,243
Crestwood Midstream Partners, LP1	2,155,217	16,832,245

	Shares	Value
MASTER LIMITED PARTNERSHIPS† - 155.3% (continued)
Midstream Natural Gas - 17.4% (continued)
ONEOK Partners, LP1	503,000	$16,272,050
Enable Midstream Partners, LP	859,365	13,337,345
Crestwood Equity Partners, LP1	3,605,467	10,455,854
Total Midstream Natural Gas		115,369,264
Marine Transportation - 8.0%
Teekay Offshore Partners, LP1	1,311,402	23,211,816
KNOT Offshore Partners, LP	611,535	11,191,091
Navios Maritime Midstream Partners, LP1	700,620	9,612,506
Golar LNG Partners, LP1	372,360	7,361,557
Teekay LNG Partners, LP	45,000	1,196,550
GasLog Partners, LP	9,000	172,980
Total Marine Transportation		52,746,500
Natural Gas Pipelines & Storage - 5.1%
TC PipeLines, LP1	626,740	33,831,425
Coal - 2.1%
Alliance Holdings GP, LP	217,425	7,785,990
Alliance Resource Partners, LP	221,680	5,670,574
Westmoreland Resource Partners, LP1	36,841	279,990
Total Coal		13,736,554
Other - 1.8%
Exterran Partners, LP	523,595	11,382,956
Martin Midstream Partners, LP	7,865	210,703
Total Other		11,593,659
Upstream - 1.3%
EV Energy Partners, LP1	995,459	8,899,403
Total Master Limited Partnerships
(Cost $656,294,447)		1,028,516,088
SHORT TERM INVESTMENTS† - 0.4%
Dreyfus Treasury Prime Cash Management Fund – Investor Shares	2,690,849	2,690,849
Total Short Term Investments
(Cost $2,690,849)		2,690,849
	Face
	Amount	Value
TERM LOAN†† - 0.0%**
Clearwater Subordinated Note NR
4.75% due 12/31/20*,3,4,5	$413,329	4,133
Total Term Loan
(Cost $401,946)		4,133
Total Investments - 169.8%
(Cost $723,061,490)		$1,124,692,108
Other Assets & Liabilities, net - (69.8)%		(462,348,983)
Total Net Assets - 100.0%		$662,343,125

*	Non-income producing security.
**	Less than 0.05%
†	Value determined based on Level 1 inputs – See Note 2.
††	Value determined based on Level 3 inputs – See Note 2.
1
All or a portion of these securities have been physically segregated and pledged as collateral. As of August 31, 2015, the total amount segregated was $676,574,441, of which $676,574,441 is related to the outstanding line of credit.

2	While non-income producing, security makes regular in-kind distributions.
3	Security was fair valued by the Valuation Committee at August 31, 2015. The total market value of fair valued securities amounts to $4,133, (cost $401,946) or less than 0.05% of total net assets.
4	Company has filed for protection in federal bankruptcy court.
5
Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, restricted securities aggregate market value amount to $4,133 or less than 0.05% of net assets.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

For information on the Fiduciary/Claymore MLP Opportunity Fund’s (the “Fund”) policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.

1.	Significant Accounting Policies
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP") and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Investment professionals from Advisory Research, Inc. (“ARI” or the “Sub-Adviser”) prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Valuation Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.

2.	Fair Value Measurement
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Fund’s investments at August 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets
Master Limited Partnerships	$1,028,516,088	$-	$-	$1,028,516,088
Common Stocks	93,481,038	-	-	93,481,038
Money Market	2,690,849	-	-	2,690,849
Term Loan	-	-	4,133	4,133
Total	$1,124,687,975	$-	$4,133	$1,124,692,108

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at 8/31/15	Valuation Technique	Unobservable Inputs
Term Loans	$4,133	Cash flow model	Royalties on coal produced

Significant changes in royalties on coal produced would generally result in significant changes in the fair value of the security.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current period.

There were no transfers between levels for the Fund for the period ended August 31, 2015.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended August 31, 2015:

Level 3 – Fair value measurement using significant unobservable inputs
Fiduciary/Claymore MLP Opportunity Fund
Term Loans:
Beginning Balance	$4,133
Total change in unrealized gains or losses included in earnings	-
Ending Balance	$4,133

3.	Federal Income Taxes
At August 31, 2015, cost and related gross unrealized appreciation and depreciation on investments for tax purposes are as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation
$678,612,866	$561,894,754	($115,815,512 )	$446,079,242

Item 2.    Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”)) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.    Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:           /s/  Donald C. Cacciapaglia

Name:      Donald C. Cacciapaglia

Title:        President and Chief Executive Officer

Date:        October 30, 2015

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Donald C. Cacciapaglia

Name:      Donald C. Cacciapaglia

Title:        President and Chief Executive Officer

Date:        October 30, 2015

By:           /s/ John L. Sullivan

Name:      John L. Sullivan

Title:        Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:        October 30, 2015